                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  May 15, 2002

                        Commission File Number 000-23087

                    Startec Global Communications Corporation
             (Exact name of Registrant as specified in its charter)

         Delaware                                        52-2099559
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
Incorporation or organization)

    1151 Seven Locks Road
         Potomac, MD                                        20854
(Address of Principal Executive                           (Zip Code)
          Offices)

                                 (301) 610-4300
              (Registrant's telephone number, including area code)

Item 4. Changes in Registrant's Certifying Accountant.

          On May 15, 2002, we dismissed  Arthur  Andersen LLP as our independent public accountants. The Board of Directors approved the dismissal of Arthur
     Andersen LLP upon the recommendation of our Audit Committee.

          Arthur Andersen LLP has been our independent  public accountants since
     1997 and their  report on our  financial  statements  for the fiscal  years ended December 31, 2000 and 1999 contains no adverse  opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.  The audit report for the year ended December 31,
     2000, however, did contain a statement  expressing  substantial doubt about our  ability to  continue  as a going  concern.  An audit of our  financial statements for the fiscal year ended December 31, 2001 did not commence and was not  completed.  Through  the  date of  dismissal,  we have not had any disagreements  with  Arthur  Andersen  LLP  on  any  matter  of  accounting principles or practices,  financial statement  disclosure or auditing scope or procedure, nor have we had any reportable events.

          We have provided  Arthur  Andersen LLP with a copy of this  disclosure and have requested that Arthur Andersen  furnish us with a letter addressed to the SEC stating whether it agrees with the above statements.  (A copy of
     Arthur  Andersen  LLP's letter to the SEC,  dated May 15, 2002, is filed as
     Exhibit 16.1 to this Form 8-K).

Item 7. Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are filed with this report:

     Exhibit  16.1 - Letter  from  Arthur  Andersen  LLP to the  Securities  and
     Exchange Commission dated May 15, 2002.

     Exhibit 99 - Press Release dated May 15, 2002.

SIGNATURE

          Pursuant to the  requirements of the Securities  Exchange Act of 1934, the  Company has duly caused this report to the signed on its behalf by the undersigned hereunto duly authorized.

                      For:
                      Startec Global Communications Corporation and as its Chief
                                             Financial Officer:

                               By:  /s/ Prabhav V. Maniyar
                                         ---------------------------

Date:    May 15, 2002